UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2004

GoRemote Internet Communications, Inc.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27871	77-0368092
(Commission File Number)	(IRS Employer Identification No.)

1421 McCarthy Blvd., Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 955-1920
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment is filed for the sole purpose of amending registrant’s Item 4.01 disclosure to clarify that there were no disagreements between registrant and its former auditor through the date of the resignation of the former auditor.

Item 4.01.                                          Changes in Registrant’s Certifying Accountant.

On October 10, 2004, the Audit Committee of the Board of Directors of GoRemote Internet Communications, Inc. (the “Company”) engaged BDO Seidman, LLP as its principal accountant to report on the Company’s financial statements for the 2004 fiscal year and to review the Company’s financial statements for the quarterly period ended September 30, 2004.

In a Form 8-K filed on September 17, 2004, the Company previously announced the resignation of Ernst & Young LLP as the Company’s independent accountant and auditor, effective upon filing of the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2004.  As a result of their appointment on October 10, 2004, BDO Seidman, LLP will review the Company’s financial statements commencing with the quarterly period ended September 30, 2004.  Ernst & Young LLP’s resignation became effective as of October 10, 2004.

In connection with the audits of the two most recent fiscal years ended December 31, 2003, and any subsequent interim period through the date of resignation, there were no disagreements between Ernst & Young LLP and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to refer to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

No consultations occurred between the Company and BDO Seidman, LLP during the two most recent fiscal years or any subsequent interim period prior to BDO Seidman, LLP’s appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Ernst & Young LLP with a copy of the foregoing disclosures.  Attached as Exhibit 16.1 is a copy of Ernst & Young LLP’s letter, dated October 21, 2004, concerning these disclosures.

Item 9.01.                                          Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits:

Exhibit No.	Exhibit Title

16.01	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated as of October 21, 2004, stating its agreement with the statements made in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoRemote Internet Communications, Inc.

Date: October 22, 2004	By:	/s/ David L. Teichmann
David L. Teichmann, Senior Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit Title

16.01	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated as of October 21, 2004, stating its agreement with the statements made in this report.